UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 24, 2026
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001982178
Benchmark 2023-V3 Mortgage Trust
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001004158
GS Mortgage Securities Corporation II
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0001541502
Goldman Sachs Mortgage Company
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001549574
Barclays Capital Real Estate Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001701238
Citi Real Estate Funding Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541294
German American Capital Corporation
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0000927971
Bank of Montreal
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0000835271
JPMorgan Chase Bank, National Association
(Exact name of sponsor as specified in its charter)

New York	333-261764-02	38-4258216 38-4258217
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A.
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity) (Zip Code)

(212) 934-2882
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.02 Change of Servicer or Trustee.

Pursuant to Section 7.01(d) of the pooling and servicing agreement, dated as of July 1, 2023 (the “Pooling and Servicing Agreement”), among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Greystone Servicing Company LLC (“Greystone”), as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuing entity known as Benchmark 2023-V3 Mortgage Trust (the “Issuing Entity”), effective as of February 24, 2026, Greystone was removed as special servicer and 3650 REIT Loan Servicing LLC (“3650 Servicing”), a Delaware limited liability company, was appointed as the successor special servicer (except with respect to any Non-Serviced Mortgage Loan). In its capacity as special servicer, 3650 Servicing will be responsible for the servicing and administration of the Specially Serviced Mortgage Loans and REO Properties pursuant to the Pooling and Servicing Agreement (except with respect to any Non-Serviced Mortgage Loan), a copy of which was filed as Exhibit 4.1 to the Current Report on Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on August 3, 2023.

Capitalized terms used, but not defined, in this Current Report on Form 8‑K have the meanings set forth in the Pooling and Servicing Agreement.

3650 REIT Loan Servicing LLC

3650 Servicing, a Delaware limited liability company, was appointed to act as the special servicer under the Pooling and Servicing Agreement (the “Special Servicer”). In such capacity, the special servicer will be responsible for the servicing and administration of the Specially Serviced Mortgage Loans (other than any Excluded Special Servicer Loan) and REO Properties pursuant to the Pooling and Servicing Agreement. In addition, 3650 Servicing is the special servicer for (x) the BMARK 2023-V2 securitization transaction, which governs the servicing of the Austin Multifamily Portfolio Whole Loan, (y) the BMARK 2023-V2 securitization transaction, which governs the servicing of the Green Acres Whole Loan and the  Harborside 2-3 Whole Loan, and (z) the BMO 2023-5C1 securitization transaction, which governs the servicing of the Gateway Center South Whole Loan, the Widener Building Whole Loan and the Riverview Tower Whole Loan (the loans set forth in the foregoing clauses (x)-(z), the “3650 Servicing Outside Serviced Mortgage Loans”).

3650 Servicing maintains its principal servicing office at 2977 McFarlane Road, Suite #300 Miami, FL 33133.

3650 Servicing has been engaged in the servicing of commercial mortgage loans since approximately 2017. 3650 Servicing currently has a commercial mortgage-backed securities special servicer rating of “CSS2-” by Fitch and “MOR CS3” by Morningstar DBRS, and is also an approved Special Servicer by KBRA, Moody’s and S&P.

3650 REIT Holding Company LLC, together with its subsidiary 3650 Servicing, had approximately 73 employees as of December 31, 2025 and is headquartered in Miami with offices located in New York City, Los Angeles, Atlanta, Dallas and Nashville.

3650 Servicing has detailed operating policies and procedures which, pursuant to such policies and procedures are scheduled to be reviewed at least annually and updated as appropriate. These policies and procedures for the performance of its special servicing obligations are, among other things, in compliance with the applicable servicing criteria set forth in Item 1122 of Regulation AB under the Securities Act. 3650 Servicing has developed strategies and procedures for managing delinquent loans, loans subject to bankruptcies of the borrowers and other breaches by borrowers of the underlying loan documents that are designed to maximize value from the assets for the benefit of certificateholders. These strategies and procedures vary on a case by case basis, and include, but are not limited to, liquidation of the underlying collateral, note sales, discounted payoffs, and borrower negotiation or workout in accordance with the related servicing standard. The strategy pursued by 3650 Servicing for any particular mortgage loan depends upon, among other things, the terms and provisions of the underlying loan documents, the jurisdiction where the underlying property is located and the condition and type of underlying property. Standardization and automation have been pursued, and continue to be pursued, wherever possible so as to provide for continued accuracy, efficiency, transparency, monitoring and controls.

3650 Servicing is subject to an annual external audit. Pursuant to 3650 Servicing’s policies and procedures the annual external audit occurred in January 2025.

3650 Servicing maintains a cloud-based surveillance and asset management system that contains performance information at the portfolio, loan and property levels on the various loans that it services, which system also has the capacity to aggregate performance information on any REO assets that it may service. Additionally, 3650 Servicing has a formal, documented disaster recovery and business continuity plan.

The table below sets forth information about 3650 Servicing’s portfolio of specially serviced commercial and multifamily mortgage loans and REO properties in commercial mortgage-backed securitization transactions as of the date indicated:

CMBS Transactions As of 12/31/2025

Number of CMBS Transactions Named Special Servicer ...................... 22

Approximate Aggregate Unpaid Principal Balance(1) ............................. $14.7 billion

Approximate Number of Specially Serviced Loans or REO Loans(2) ..... 12

Approximate Aggregate Unpaid Principal Balance of Specially

Serviced Loans or REO Loans(2) ........................................................ $475.3 million

(1) Includes all commercial and multifamily mortgage loans and related REO Loans in 3650 Servicing’s portfolio for which 3650 Servicing is the named special servicer, regardless of whether such mortgage loans and related REO Loans are, as of the specified date, specially serviced by 3650 Servicing.

(2) Includes only those commercial and multifamily mortgage loans and related REO Loans in 3650 Servicing’s portfolio for which 3650 Servicing is the named special servicer that are, as of the specified date, specially serviced by 3650 Servicing. Does not include any resolutions during the specified year.

In its capacity as the Special Servicer or as the special servicer for the 3650 Servicing Outside Serviced Mortgage Loans, 3650 Servicing will not have primary responsibility for custody services of original documents evidencing the Serviced Mortgage Loans or the 3650 Servicing Outside Serviced Mortgage Loans. 3650 Servicing may from time to time have custody of certain of such documents as necessary for enforcement actions involving the Serviced Mortgage Loans, the 3650 Servicing Outside Serviced Mortgage Loans or otherwise. To the extent that 3650 Servicing has custody of any such documents for any such servicing purposes, such documents will be maintained in a manner consistent with the applicable servicing standard.

3650 Servicing does not have any material advancing rights or obligations with respect to the commercial mortgage-backed securities pools as to which it anticipates acting as special servicer. In certain instances 3650 Servicing may have the right to make property related servicing advances in emergency situations with respect to certain commercial mortgage-backed securities pools as to which it acts as special servicer. Generally, 3650 Servicing’s servicing functions under pooling and servicing agreements will not include collection on the pool assets, however 3650 Servicing will maintain certain operating accounts with respect to REO mortgage loans in accordance with the terms of the applicable pooling and servicing agreements and consistent with the servicing standard set forth in each of such pooling and servicing agreements.

There are, to the actual current knowledge of 3650 Servicing, no special or unique factors of a material nature involved in special servicing the particular types of assets included in this transaction, as compared to the types of assets included in other commercial mortgage-backed securitization pools generally. 3650 Servicing’s processes and procedures with respect to this transaction will not materially differ from the processes and procedures to be employed by 3650 Servicing in connection with its special servicing of commercial mortgage-backed securitization pools generally. There have not been any material changes to the policies or procedures of 3650 Servicing in the servicing functions it will perform under the Pooling and Servicing Agreement or the applicable pooling and servicing agreement for the 3650 Servicing Outside Serviced Mortgage Loans for assets of the same type included in this transaction since the update of such policies and procedures effective in December 2023. 3650 Servicing periodically reviews and revises its policies and procedures.

No securitization transaction in which 3650 Servicing has acted or is acting as special servicer has experienced a servicer event of default as a result of any action or inaction of 3650 Servicing as special servicer, including as a result of a failure by 3650 Servicing to comply with the applicable servicing criteria in connection with any securitization transaction. 3650 Servicing has not been terminated as special servicer in any securitization, either due to a servicing default or the application of a servicing performance test or trigger. 3650 Servicing has not yet been required to make an advance with respect to any securitization transaction. There has been no previous disclosure of material noncompliance with the applicable servicing criteria by 3650 Servicing in connection with any securitization in which 3650 Servicing was acting as special servicer.

3650 Servicing does not believe that its financial condition will have any adverse effect on the performance of its duties under the Pooling and Servicing Agreement or for the applicable pooling and servicing agreements for the 3650 Servicing Outside Serviced Mortgage Loans and, accordingly, 3650 Servicing believes that its financial condition will not have any material impact on Mortgage Loan performance or the performance of the certificates.

From time to time 3650 Servicing may be a party to lawsuits and other legal proceedings as part of its duties as a loan servicer (e.g., enforcement of loan obligations) and/or arising in the ordinary course of business. 3650 Servicing does not believe that any such lawsuits or legal proceedings would, individually or in the aggregate, have a material adverse effect on its business or its ability to service the Mortgage Loans pursuant to the Pooling and Servicing Agreement or the applicable pooling and servicing agreement for the 3650 Servicing Outside Mortgage Loan. There are currently no legal proceedings pending, and no legal proceedings known to be contemplated by governmental authorities, against 3650 Servicing or of which any of its property is the subject, that are material to the Certificateholders.

3650 Servicing may occasionally engage consultants to perform property inspections and to provide surveillance on a property and such property’s local market; 3650 Servicing currently does not have any plans to engage sub-servicers to perform on its behalf any of its duties with respect to this transaction.

In the commercial mortgage-backed securitizations in which 3650 Servicing acts as special servicer, 3650 Servicing may enter into one or more arrangements with any party entitled to appoint or remove and replace the special servicer to provide for a discount and/or revenue sharing with respect to certain of the special servicer compensation in consideration of, among other things, 3650 Servicing’s appointment as special servicer under the applicable servicing agreement and limitations on such person’s right to replace 3650 Servicing as the special servicer.

Except as described above and except with respect to any fees 3650 Servicing will receive in its capacity as the Special Servicer, neither 3650 Servicing nor any of its affiliates expects to retain any Certificates issued by the issuing entity or any other economic interest in this securitization (except that 3650 Servicing will be entitled to compensation for acting as special servicer with respect to the 3650 Servicing Outside Serviced Mortgage Loans). However, 3650 Servicing or its affiliates may, in the future, own interests in certain other Classes of Certificates. Any such party will have the right to dispose of such Certificates at any time.

Except as disclosed herein and except for 3650 Servicing acting as Special Servicer and acting as the special servicer with respect to the 3650 Servicing Outside Serviced Mortgage Loans, there are no specific relationships that are material involving or relating to this transaction or the Mortgage Loans between 3650 Servicing or any of its affiliates, on the one hand, and the issuing entity, the sponsors, the trustee, the certificate administrator, any originator, the master servicer, the operating advisor or the asset representations reviewer, on the other hand, that currently exist or that existed during the past two years. In addition, other than as disclosed herein, there are no business relationships, agreements, arrangements, transactions or understandings that have been entered into outside the ordinary course of business or on terms other than would be obtained in an arm’s length transaction with an unrelated third party – apart from this transaction – between 3650 Servicing or any of its affiliates, on the one hand, and the issuing entity, the sponsors, the trustee, the certificate administrator, any originator, the master servicer, the operating advisor or the asset representations reviewer, on the other hand, that currently exist or that existed during the past two years and that are material to an investor’s understanding of the certificates.

The Special Servicer may enter into one or more arrangements with the Directing Holder or any other person who has the right to remove, or vote to remove, the Special Servicer, to provide for a discount and/or revenue sharing with respect to certain Special Servicer compensation. The Directing Holder, a Controlling Class Certificateholder and/or other persons or Certificateholders who have the right to remove, or vote to remove, the Special Servicer may further consider any such economic arrangements with the Special Servicer or a prospective replacement special servicer in entering into any decision to appoint or replace such party from time to time, and such considerations would not be required to take into account the best interests of any Certificateholder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS Mortgage Securities Corporation II
(Depositor)

/s/ Scott Epperson
Scott Epperson, Chief Executive Officer

Date:  February 24, 2026